INCOME TAXES	12 Months Ended
Jun. 30, 2019
Income Tax Disclosure [Abstract]
INCOME TAXES
18.	INCOME TAXES

The provision for income taxes consists of:

	2019	2018	2017
	(Dollars in Thousands)
Currently payable:
Federal	$680	$877	$801
State	261	186	105

	941	1,063	906
Deferred	(9)	(68)	(58)
Change in corporate tax rate	—	133	—

Total	$932	$1,128	$848

In addition to income taxes applicable to income before taxes in the Consolidated Statement of Income, the following income tax amounts were recorded to stockholders’ equity during the years ended June 30:

	2019	2018	2017
	(Dollars in Thousands)
Net unrealized (gain) loss on securities available for sale	$(26)	$4	$17
Net non-credit gain on securities with OTTI	(3)	(8)	(44)

Net loss recorded to stockholders’ equity	$(29)	$(4)	$(27)

The following temporary differences gave rise to the net deferred tax assets at June 30:

	2019	2018
	(Dollars in Thousands)
Deferred tax assets:
Allowance for loan losses	$118	$101
Deferred compensation	77	62
Retirement Plan	143	117
Reserve for off-balance sheet commitments	7	8
OTTI other impairment	18	47
OTTI credit impairment	37	36
Net unrealized loss on securities available for sale	—	3
Other	115	110

Total gross deferred tax assets	515	484

Deferred tax liabilities:
Net unrealized gain on securities available for sale	22	—
Deferred origination fees, net	125	124
Depreciation reserve	—	1
Total gross deferred tax liabilities	147	125

Net deferred tax assets	$368	$359

No valuation allowance was established at June 30, 2019 and 2018, in view of the Company’s ability to carryback to taxes paid in previous years, future anticipated taxable income, which is evidenced by the Company’s earnings potential, and deferred tax liabilities at June 30, 2019 and 2018.

The Tax Cut and Jobs Act, enacted on December 22, 2017, lowered the federal corporate income tax rate from 34% to 21% effective January 1, 2018. As a result, the carrying value of net deferred tax assets was reduced, which increased income tax expense by $133 thousand.

The Company and its subsidiary file a consolidated federal income tax return. Prior to 1996, the Savings Bank was permitted under the Internal Revenue Code to establish a tax reserve for bad debts, and to make annual additions within specified limitations which may have been deducted in arriving at its taxable income. Subsequent to 1995, the Savings Bank’s bad debt deduction may be computed using an amount based on its actual loss experience (the “experience method”).

U.S. generally accepted accounting principles prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Benefits from tax positions should be recognized in the financial statements only when it is more likely than not that the tax position will be sustained upon examination by the appropriate taxing authority that would have full knowledge of all relevant information. A tax position that meets the more-likely-than-not recognition threshold is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement. Tax positions that previously failed to meet the more-likely-than-not recognition threshold should be recognized in the first subsequent financial reporting period in which that threshold is met. Previously recognized tax positions that no longer meet the more-likely-than-not recognition threshold should be derecognized in the first subsequent financial reporting period in which that threshold is no longer met.

There is currently no liability for uncertain tax positions and no known unrecognized tax benefits. The Company recognizes, when applicable, interest and penalties related to unrecognized tax benefits in the provision for income taxes in the Consolidated Statement of Income. With few exceptions, the Company is no longer subject to U.S. federal income tax examinations by tax authorities for years before 2016.

The following is a reconciliation between the actual provision for income taxes and the amount of income taxes which would have been provided at federal statutory rates for the years ended June 30:

	2019		2018		2017
		% of		% of		% of
		Pretax		Pretax		Pretax
	Amount	Income	Amount	Income	Amount	Income

	(Dollars in Thousands)
Provision at statutory rate	$782	21.0%	$894	27.5%	$845	34.0%
Impact of change in Federal corporate tax rate	—	—	133	4.1	—	—
State income tax, net of federal tax benefit	206	5.5	146	4.5	69	2.8
Tax exempt income	(6)	(0.2)	(7)	(0.2)	(5)	(0.2)
Bank Owned Life Insurance	(26)	(0.7)	(34)	(1.0)	(45)	(1.8)
Other, net	(24)	(0.6)	(4)	(0.1)	(16)	(0.7)

Actual tax expense and effective rate	$932	25.0%	$1,128	34.8%	$848	34.1%

The Savings Bank is subject to the Pennsylvania Mutual Thrift Institutions Tax, which is calculated at 11.5 percent of earnings.

Prior to the enactment of the Small Business Job Protection Act, the Company accumulated approximately $3.9 million of retained earnings, which represent allocations of income to bad debt deductions for tax purposes only. Since there is no amount that represents the accumulated bad debt reserves subsequent to 1987, no provision for federal income tax has been made for such amount. If any portion of this amount is used other than to absorb loan losses (which is not anticipated), the amount will be subject to federal income tax at the current corporate rate.